UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 6, 2006
GOODRICH CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-892	34-0252680
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina 28217
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (704) 423-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index
Section 7 – Regulation FD
Item 7.01. Regulation FD Disclosure.
          On September 7, 2006, Paul Gifford, Vice President – Investor Relations of Goodrich Corporation, will address Gabelli and Company’s 12th Annual Aircraft Supplier Conference in New York City. Mr. Gifford’s address is scheduled for 8:00 a.m. — 8:40 a.m. Eastern Time. By press releases dated August 24, 2006 and September 6, 2006, the public was invited to listen to the address by live webcast accessed through the Investor Relations area of Goodrich’s website at www.goodrich.com. A related written presentation will be posted as a webcast presentation on the Investor Relations area of Goodrich’s website prior to the conference. A copy of such presentation is furnished as Exhibit 99.1 hereto.
Section 9 – Financial Statements and Exhibits
Item  9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1	Goodrich Corporation written presentation dated September 7, 2006.

Signatures
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION (Registrant)
Date: September 6, 2006	By:	/s/ Sally L. Geib
Sally L. Geib
Secretary

Exhibit Index

Exhibit 99.1	Goodrich Corporation written presentation dated September 7, 2006.